UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 30, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-5.2
EX-8.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement
     On September 30, 2009, Colonial Properties Trust (the “Company”) and Colonial Realty Limited Partnership (the “Operating Partnership”) entered into a Purchase Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and UBS Securities LLC, as the representatives of the several underwriters named in Schedule A to the Agreement (the “Underwriters”) in connection with the public offering of 10,530,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) at a price to the public of $9.50 per share. Pursuant to the Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,579,500 Common Shares to cover over-allotments, if any. The offering is expected to close on October 6, 2009.
     The Agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.
     The Common Shares were offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-158081). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     A copy of the press release announcing the pricing of the Common Share offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the exercise of the Underwriters’ overallotment option with respect to the Common Share offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
* * *
     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
     Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
     The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
     This Current Report on Form 8-K is being furnished (other than the information contained in Item 1.01, which is “filed”) on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.
(d)	Exhibits.

     Attached as exhibits to this form are the documents listed below:

Exhibit	Description

1.1	Purchase Agreement, dated as of September 30, 2009, by and among the Company, the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and UBS Securities LLC, as representatives of the several underwriters.

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Common Shares.

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law.

8.1	Opinion of Hogan & Hartson LLP regarding certain tax matters.

23.1	Consent of Hogan & Hartson LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2).

99.1	Press Release of the Company regarding the pricing of the public offering of common shares, dated September 30, 2009.

99.2	Press Release of the Company regarding the exercise of the Underwriters’ overallotment option, dated October 2, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: October 2, 2009	By:	/s/ C. Reynolds Thompson, III
		Name:	C. Reynolds Thompson, III
		Title:	President and Chief Financial Officer

COLONIAL REALTY LIMITED PARTNERSHIP By: Colonial Properties Trust, its general partner
Date: October 2, 2009	By:	/s/ C. Reynolds Thompson, III
		Name:	C. Reynolds Thompson, III
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Purchase Agreement, dated as of September 30, 2009, by and among the Company, the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and UBS Securities LLC, as representatives of the several underwriters.

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Common Shares.

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law.

8.1	Opinion of Hogan & Hartson LLP regarding certain tax matters.

23.1	Consent of Hogan & Hartson LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2).

99.1	Press Release of the Company regarding the pricing of the public offering of common shares, dated September 30, 2009.

99.2	Press Release of the Company regarding the exercise of the Underwriters’ overallotment option, dated October 2, 2009.